UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2019 diamedica therapeutics inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 496-5454

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02.      Termination of Definitive Material Agreement.

As previously disclosed, DiaMedica Therapeutics Inc. (the “Company”) in September 2018 entered into a license and collaboration agreement with Ahon Pharmaceutical Co., Ltd. (“Ahon Pharma”), which granted Ahon Pharma exclusive rights to develop and commercialize DM199 for acute ischemic stroke in mainland China, Taiwan, Hong Kong S.A.R. and Macau S.A.R. Under the terms of the agreement, the Company received an upfront payment of $500,000 on signing and was entitled to receive an additional payment of $4.5 million upon the earlier of regulatory clearance to initiate a clinical trial in China or July 1, 2019. The Company also had the potential to receive up to an additional $27.5 million in development and sales related milestones and up to approximately 10% royalties on net sales of DM199 in the licensed territories. All development, regulatory, sales, marketing, and commercial activities and associated costs in the licensed territories were the sole responsibility of Ahon Pharma. On August 12, 2019, after extensive good faith discussions between Ahon Pharma and the Company, the parties were unable to agree upon mutually acceptable revised terms to the agreement and the Company terminated the agreement for non-payment of the $4.5 million milestone, thereby regaining worldwide rights for DM199 for acute ischemic stroke.

Item 2.02.     Results of Operations and Financial Condition.

On August 13, 2019, the Company announced its condensed consolidated financial results for the quarter ended June 30, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

The information contained in Item 2.02 of this report and Exhibit 99.1 to this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 13, 2019 provided a business update and reported second quarter 2019 financial results (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: August 13, 2019